Trenwick Group Ltd.
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick Group Ltd.                      Case No.          03-12636 (MFW)
       -------------------                                        --------------
                                                Reporting Period: June 2004
                                                                  --------------

                            MONTHLY OPERATING REPORT
     File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

------------------------------------------------------------------------------------------------------------------
                                                                                         Document      Explanation
Required Documents                                                        Form No.       Attached       Attached
------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                               MOR-1          Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)     MOR-1          Yes
     Copies of bank statements                                                           N/A
     Cash disbursements journals                                          MOR-1          Yes
Statement of Operations                                                   MOR-2          Yes
Balance Sheet                                                             MOR-3          Yes
Status of Postpetition Taxes                                              MOR-4          N/A
     Copies of IRS Form 6123 or payment receipt                                          N/A
     Copies of tax returns filed during reporting period                                 N/A
Summary of Unpaid Postpetition Debts                                      MOR-4          Yes
     Listing of aged accounts payable                                     MOR-4          Yes
Accounts Receivable Reconciliation and Aging                              MOR-5          Yes
Debtor Questionnaire                                                      MOR-5          Yes
------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.

/s/ Alan L. Hunte                                     July 20, 2004
--------------------------------------                -----------------------
Signature of Debtor                                   Date

/s/ Alan L. Hunte                                     July 20, 2004
--------------------------------------                -----------------------
Signature of Joint Debtor                             Date

/s/ Alan L. Hunte                                     July 20, 2004
--------------------------------------                -----------------------
Signature of Authorized Individual*                   Date

Alan L. Hunte
--------------------------------------
Printed Name of Authorized Individual*

* Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

In re: Trenwick Group Ltd.                           Case No.:    03-12636 (MFW)
Schedule of Cash Receipts & Disbursements       Reporting Period: June 2004

                                                    Bank Accounts
                                  Operating            Payroll         Tax              Other
                            --------------------------------------------------------------------
  Cash - Beg of Month            73,587.22                --            NA                NA
                            ----------------------------------------------------------------------

       Receipts:
      Cash Sales                        --                --            --                --
     Accounts Rec.                      --                --            --                --
   Loans & Advances                     --                --            --                --
    Sale of Assets                      --                --            --                --
         Other                                            --            --                --
       Transfers                        --                --            --                --
                            -----------------------------------------------------------------------

    Total Receipts                      --                --
                            -----------------------------------------------------------------------

    Disbursements:
      Net Payroll                       --                --            --                --
     Payroll Taxes                      --                --            --                --
Sales, Use, & Other Tax                 --                --            --                --
  Inventory Purchases                   --                --            --                --
 Secured Rental/Leases                  --                --            --                --
       Insurance                        --                --            --                --
    Administrative                      --                --            --                --
        Selling                         --                --            --                --
         Other                          --                --            --                --
 Transfers to P/R Acct                  --                --            --                --
   Professional Fees             (6,800.92)               --            --                --
      Court Costs                       --                --            --                --
                            -----------------------------------------------------------------------

 Total Disbursements:            (6,800.92)               --            --                --
                            -----------------------------------------------------------------------

    Net Cash Flow:               (6,800.92)               --            --                --
                            -----------------------------------------------------------------------

  Cash: End of Month             66,786.30                --            --                --
                            =======================================================================

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd
Bank Reconciliations
June 2004

The following Chase Accounts have been reconciled

  Operating:

  Location:       JPMorganChase, NY
                  ABA No. 021-000-021

  Month End
 Book Balance      $      66,786.30

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd
Disbursements
June 2004

  Wire Date             Amount                                         Vendor Name
-------------         ----------            ---------------------------------------------------------------------

   6/22/2004            5,964.58            Wire Transfer to TAC for Reimb of Equiserv Fees made on behalf of TGL
   6/22/2004              836.34            Wire Transfer to TAC for Reimb of CCH Fee made on behalf of TGL

Total                 $ 6,800.92
                      ----------

                                                                      FORM MOR-1

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

     Trenwick Group Ltd.                                 Case No. 03-12636 (MFW)
--------------------------------                                  --------------
            Debtor                              Reporting Period: June 2004
                                                                  --------------

                             Statement of Operations
                               (Income Statement)

---------------------------------------------------------------------------------------------------
                                                              Month Ended              Cumulative
REVENUES                                                       June 2004            Filing to Date
---------------------------------------------------------------------------------------------------
Gross Revenues                                              $           --          $     (567,222)
---------------------------------------------------------------------------------------------------
Less: Returns and Allowances                                            --                      --
---------------------------------------------------------------------------------------------------
Net Revenue                                                 $           --          $     (567,222)
---------------------------------------------------------------------------------------------------
COST OF GOODS SOLD
---------------------------------------------------------------------------------------------------
Beginning Inventory                                                     --                      --
---------------------------------------------------------------------------------------------------
Add: Purchases                                                          --                      --
---------------------------------------------------------------------------------------------------
Add:Cost of Labor                                                       --                      --
---------------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                                    --                      --
---------------------------------------------------------------------------------------------------
Less: Ending Inventory                                                  --                      --
---------------------------------------------------------------------------------------------------
Cost of Goods Sold                                                      --                      --
---------------------------------------------------------------------------------------------------
Gross Profit                                                            --                (567,222)
---------------------------------------------------------------------------------------------------
OPERATING EXPENSES
---------------------------------------------------------------------------------------------------
Advertising                                                             --                      --
---------------------------------------------------------------------------------------------------
Auto and Truck Expense                                                  --                  13,522
---------------------------------------------------------------------------------------------------
Bad Debts                                                               --                      --
---------------------------------------------------------------------------------------------------
Contributions                                                           --                      --
---------------------------------------------------------------------------------------------------
Employee Benefits Programs                                              --                 200,004
---------------------------------------------------------------------------------------------------
Insider compensation*                                                   --                  68,710
---------------------------------------------------------------------------------------------------
Insurance                                                           10,631                 440,196
---------------------------------------------------------------------------------------------------
Management Fees/Bonuses                                                 --                      --
---------------------------------------------------------------------------------------------------
Office Expense                                                          64                   8,207
---------------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                          --                      --
---------------------------------------------------------------------------------------------------
Repairs and Maintenance                                                 --                      --
---------------------------------------------------------------------------------------------------
Rent and Lease Expense                                                  --                      --
---------------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                               --                 (75,192)
---------------------------------------------------------------------------------------------------
Supplies                                                                --                   8,808
---------------------------------------------------------------------------------------------------
Taxes-Payroll                                                           --                      --
---------------------------------------------------------------------------------------------------
Taxes-Real Estate                                                       --                      --
---------------------------------------------------------------------------------------------------
Taxes-Other                                                          2,903                  40,052
---------------------------------------------------------------------------------------------------
Travel and Entertainment                                                --                      --
---------------------------------------------------------------------------------------------------
Utilities                                                               --                      --
---------------------------------------------------------------------------------------------------
Other (attach schedule)                                                 --               1,992,561
---------------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                        13,599               2,696,869
---------------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                                129,529               1,345,430
---------------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses                   (143,127)             (4,609,520)
---------------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES
---------------------------------------------------------------------------------------------------
Other Income (attach schedule)                                  (5,067,683)            (49,019,392)
---------------------------------------------------------------------------------------------------
Interest Expense                                                        --                      --
---------------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                         --              33,099,059
---------------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items                   (5,210,810)            (86,727,971)
---------------------------------------------------------------------------------------------------
REORGANIZATION ITEMS
---------------------------------------------------------------------------------------------------
Professional Fees                                                       --                      --
---------------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                             --                      --
---------------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash
---------------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                             144                   4,101
---------------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                       --                      --
---------------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)                     35,764                 143,569
---------------------------------------------------------------------------------------------------
Total Reorganization Expenses                                       35,620                 139,468
---------------------------------------------------------------------------------------------------
Income Taxes                                                            --                      --
---------------------------------------------------------------------------------------------------
Net Profit (Loss)                                           $   (5,246,430)         $  (86,867,439)
---------------------------------------------------------------------------------------------------

* Insiders represent members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 23 officers which were not considered insiders for purposes of this disclosure.

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

   Trenwick Group Ltd.                                  Case No.  03-12636 (MFW)
-------------------------                                         --------------
         Debtor                                Reporting Period:  June 2004
                                                                  --------------

                  STATEMENT OF OPERATIONS - continuation sheet

----------------------------------------------------------------------------------------------------
                                                              Month Ended              Cumulative
BREAKDOWN OF "OTHER" CATEGORY                                  June 2004             Filing to Date
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
Other Costs
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Other Operational Expenses
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Board Related                                                           --                  (62,622)
----------------------------------------------------------------------------------------------------
Other Fees                                                              --                2,054,230
----------------------------------------------------------------------------------------------------
Data Processing                                                         --                      953
----------------------------------------------------------------------------------------------------
TOTAL OTHER OPERATIONAL EXPENSES                            $           --           $    1,992,561
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Other Income
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Equity in Undistributed Income (Loss) of
  Unconsolidated Subsidiaries                                   (5,067,683)             (49,019,392)
----------------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                          $   (5,067,683)          $  (49,019,392)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Other Expenses
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Loss on Sale of Trenwick International Ltd.                             --               33,099,059
----------------------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                                        $           --           $   33,099,059
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Other Reorganization Expenses
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                             35,764                  143,569
----------------------------------------------------------------------------------------------------
TOTAL OTHER REORGANIZATION EXPENSES                         $       35,764           $      143,569
----------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------

                                                                      FORM MOR-2

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

       Trenwick Group Ltd.                               Case No. 03-12636 (MFW)
--------------------------------                                  --------------
            Debtor                              Reporting Period: June 30, 2004
                                                                  --------------

                                  BALANCE SHEET

--------------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF           BOOK VALUE ON
                             ASSETS                                         CURRENT REPORTING MONTH         PETITION DATE
--------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
--------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                             --                       --
--------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                            557,147                  655,336
--------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                                225,014                 (591,090)
--------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                              --                       --
--------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                   --                       --
--------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                          29,838                1,088,137
--------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                 2,001,195                2,200,000
--------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                        --                    3,861
--------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                              $    2,813,194           $    3,356,244
--------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
--------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                --                       --
--------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                       --                       --
--------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                  73,467                   82,181
--------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                        --                       --
--------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                      --                       --
--------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                            (49,063)                 (33,020)
--------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                        $       24,404           $       49,161
--------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
--------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                            --                       --
--------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                       101,739,817              220,135,876
--------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                                $  101,739,817           $  220,135,876
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                      $  104,577,415           $  223,541,281
==========================================================================================================================

--------------------------------------------------------------------------------------------------------------------------
                                                                              BOOK VALUE AT END OF          BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                                CURRENT REPORTING MONTH         PETITION DATE
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
--------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                           3,119                       --
--------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                           --                       --
--------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                 --                    4,900
--------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                 --                       --
--------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                              --                       --
--------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                     --                       --
--------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                             --                       --
--------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                      --                       --
--------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                              --                       --
--------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                                    $        3,119           $        4,900
--------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
--------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                  --                       --
--------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                 --                       --
--------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                       216,433,086              216,896,055
--------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                                    $  216,433,086           $  216,896,055
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                    216,436,205              216,900,955
--------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
--------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                          3,673,000                3,676,102
--------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                           574,262,130              574,823,017
--------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                     --                       --
--------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                        --                       --
--------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                    (551,923,031)            (551,923,031)
--------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                    (86,867,439)                      --
--------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                        (51,003,450)             (19,935,762)
--------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                         --                       --
--------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                                  $ (111,858,790)          $    6,640,326
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                              $  104,577,415           $  223,541,281
==========================================================================================================================

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

      Trenwick Group Ltd.                                Case No. 03-12636 (MFW)
--------------------------------                                  --------------
            Debtor                              Reporting Period: June 30, 2004
                                                                  --------------

                       BALANCE SHEET - continuation sheet

----------------------------------------------------------------------------------------------------
                                                        BOOK VALUE AT END OF         BOOK VALUE ON
                             ASSETS                   CURRENT REPORTING MONTH        PETITION DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
----------------------------------------------------------------------------------------------------
Accrued Investment Income                                              --                     3,861
----------------------------------------------------------------------------------------------------
TOTAL OTHER CURRENT ASSETS                                $            --           $         3,861
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER ASSETS
----------------------------------------------------------------------------------------------------
Prepaid Deposits                                                   19,622                    19,622
----------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                     99,805,954               215,156,938
----------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                      1,914,241                 4,959,316
----------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                        $   101,739,817           $   220,135,876
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
                                                        BOOK VALUE AT END OF         BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                          CURRENT REPORTING MONTH        PETITION DATE
----------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
----------------------------------------------------------------------------------------------------
Accrued Expenses                                                  884,224                 1,299,727
----------------------------------------------------------------------------------------------------
Interest Payable                                                2,276,323                 2,276,323
----------------------------------------------------------------------------------------------------
Due to Affiliates                                              94,431,758                94,479,224
----------------------------------------------------------------------------------------------------
Other Liabilities                                             118,840,781               118,840,781
----------------------------------------------------------------------------------------------------
TOTAL UNSECURED DEBTS (PRE-PETITION)                      $   216,433,086           $   216,896,055
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
----------------------------------------------------------------------------------------------------
Deferred Compensation                                            (182,957)               (1,125,099)
----------------------------------------------------------------------------------------------------
Equity in Subsidiary                                          (50,820,493)              (18,810,663)
----------------------------------------------------------------------------------------------------
TOTAL ADJUSTMENT TO OWNER EQUITY                          $   (51,003,450)          $   (19,935,762)
----------------------------------------------------------------------------------------------------

                                                                      FORM MOR-3

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

    In re Trenwick Group Ltd.                            Case No. 03-12636 (MFW)
          ---------------------                                   --------------
                  Debtor                        Reporting period: June 2004
                                                                  --------------

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

------------------------------------------------------------------------------------------------------------------------------------
                                                       Beginning       Amount
                                                          Tax        Withheld or                              Check. No   Ending Tax
                                                       Liability       Accrued      Amount Paid    Date Paid    or EFT    Liability
====================================================================================================================================
Federal
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                                 --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
FICA-Employee                                               --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
FICA-Employer                                               --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                                --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
Income                                                      --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                      --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
  Total Federal Taxes                                       --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
State and Local
------------------------------------------------------------------------------------------------------------------------------------
Withholding                                                 --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
Sales                                                       --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
Excise                                                      --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                                                --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
Real Property                                               --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                                           --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                      --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
  Total State and Local                                     --             --             --                                   --
------------------------------------------------------------------------------------------------------------------------------------
Total Taxes                                                 --             --             --                      --           --
------------------------------------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

------------------------------------------------------------------------------------------------------------------------------------
                                                                                   Number of Days Past Due
                                                       =============================================================================
                                                       Current          0-30           31-60        61-90     Over 90       Total
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                         2,903             --             --           --         216       3,119
------------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                                                                  --
------------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                                                  --
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                                         --
------------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                                                      --
------------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                                                              --
------------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                                        --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
------------------------------------------------------------------------------------------------------------------------------------
Other:                                                                                                                         --
------------------------------------------------------------------------------------------------------------------------------------
Total Postpetition Debts                                 2,903             --             --           --         216       3,119
------------------------------------------------------------------------------------------------------------------------------------

                                                                     FORM  MOR-4
                                                                          (9/99)

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

Trenwick Group Ltd.
List of Aged Accounts Payable
June 30, 2004

     Vendor          Invoice Date       Invoice Number       Amount                 Activity
     ------          ------------       --------------       ------                 --------
  Deraventures        11/5/2003         11014-37201-03          216.30      M. Becker Telecommunications
                                                             ---------
                                              91+               216.30

   Equiserve          6/11/2004             170650            2,903.18           Monthly fees
                                                             ---------
                                            Current           2,903.18

                                                             ---------
                                        Grand Total          $3,119.48
                                                             =========

                                                                     MOR-4 AGING

                                                             Trenwick Group Ltd.
                                                                    Exhibit 99.1

  Trenwick Group Ltd.                                    Case No. 03-12636 (MFW)
-----------------------------                                     --------------
        Debtor                                  Reporting Period: June 2004
                                                                  --------------

======================================================================================     ==============
Accounts Receivable Reconciliation                                                             Amount
======================================================================================     ==============
Total Accounts Receivable at the beginning of the reporting period                         $  225,014.00
--------------------------------------------------------------------------------------     --------------
+ Amounts billed during the peiod                                                                     --
--------------------------------------------------------------------------------------     --------------
- Amounts collected during the peiod                                                                  --
--------------------------------------------------------------------------------------     --------------
Total Accounts Receivable at the end of the reporting period                                  225,014.00
--------------------------------------------------------------------------------------     --------------

======================================================================================     ==============
Accounts Receivable Aging                                                                      Amount
======================================================================================     ==============
0 - 30 days old                                                                                       --
--------------------------------------------------------------------------------------     --------------
31 - 60 days old                                                                                      --
--------------------------------------------------------------------------------------     --------------
61 - 90 days old                                                                                5,922.00
--------------------------------------------------------------------------------------     --------------
91 + days old                                                                               9,661,611.00
--------------------------------------------------------------------------------------     --------------
Total Accounts Receivable                                                                   9,667,533.00
--------------------------------------------------------------------------------------     --------------
Amount considered uncollectible (Bad Debt)                                                 (9,442,519.00)
--------------------------------------------------------------------------------------     --------------
Accounts Receivable (Net)                                                                     225,014.00
--------------------------------------------------------------------------------------     --------------

                              DEBTOR QUESTIONNAIRE

======================================================================================     ==============
Must be completed each month                                                                  Yes     No
======================================================================================     ==============
1. Have any assets been sold or transferred outside the normal course of business
this reporting period? If yes, provide an explanation below.                                          X
--------------------------------------------------------------------------------------     --------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide and explanation
below.                                                                                                X
--------------------------------------------------------------------------------------     --------------
3. Have all postpetition tax returns been timely filed? If no, provide an explanation
below.                                                                                        X
--------------------------------------------------------------------------------------     --------------
4. Are workers compensation, general liability and other necessary insurance
coverages in effect? If no, provide an explanation below.                                     X
--------------------------------------------------------------------------------------     --------------

                                                                      FORM MOR-5
                                                                          (9/99)